FIFTH AGREEMENT OF AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fifth Agreement of Amendment to Loan and Security Agreement (“Amendment”) is effective September 29, 2017 by and among GERBER FINANCE INC., a New York corporation, having an office at 488 Madison Avenue, New York, New York 10022 (“Lender”), KBS BUILDERS, INC., having an address at 5215 Gershwin Avenue N., Oakdale, Minnesota 55128 (“Borrower”), and ATRM HOLDINGS, INC., having an office at 5215 Gershwin Avenue N., Oakdale, Minnesota 55128, as a guarantor (“Guarantor”).

RECITALS

A.    Borrower has executed and delivered to Lender a certain Promissory Note, dated February 23, 2016, in the original maximum principal sum of Four Million Dollars ($4,000,000.00) (the “Note”) payable to the order of Lender.

B.    In connection with the execution and delivery of the Note and to secure payment and performance of the Note and other obligations of Borrower to Lender, Lender and Borrower have executed, among other things, a Loan and Security Agreement dated as of February 23, 2016, as amended by Agreement of Amendment to Loan and Security Agreement, dated as of November 30, 2016, a Second Agreement of Amendment to Loan and Security Agreement, dated as of November 30, 2016, a Third Agreement of Amendment to Loan and Security Agreement, dated as of June 30, 2017 and a Fourth Agreement of Amendment to Loan and Security Agreement, dated as of July 19, 2017 (the “Loan Agreement”).

C.    By having executed the Loan Agreement as a Corporate Credit Party, Guarantor has unconditionally guaranteed all obligations of Borrower to Lender.

D.    For purposes of convenience, the Note, Loan Agreement, and related collateral agreements, certificates and instruments are collectively referred to as the “Credit Documents.”

E.    Borrower and Guarantor have requested a modification to the Credit Documents to address an exchange (the “Exchange”) of promissory notes made by Guarantor and held by Lone Star Value Investors, LP (“LSVI”) or Lone Star Value Co-Invest I, LP (“LSV Co-Invest I”) for shares of 10.00% Series B Cumulative Preferred Stock (“Series B Stock”) of Guarantor pursuant to an Exchange Agreement, dated as of September 29, 2017, by and among Guarantor, LSVI and LSV Co-Invest I, and the related Statement of Designation of the Series B Stock (together, the “Exchange Documents”).

F.    Lender, Borrower and Guarantor wish to clarify their rights and duties to one another as set forth in the Credit Documents.

NOW, THEREFORE, in consideration of the promises, covenants and understandings set forth in this Amendment and the benefits to be received from the performance of such promises, covenants and understandings, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENTS

1.    Lender, Borrower and Guarantor reaffirm consent and agree to all of the terms and conditions of the Credit Documents as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Amendment.

2.    In the case of any ambiguity or inconsistency between the Credit Documents and this Amendment, the language and interpretation of this Amendment is to be deemed binding and paramount.

3.    The Loan Agreement (and any exhibits thereto) are hereby amended as follows:

A.     As to the Loan Agreement:

(i)    Section 1.1 is hereby amended to read as follows with respect to the following definition:

“Restricted Payment” means: (i) any payment or distribution made in respect of any Subordinated Debt of any Credit Party in violation of any subordination or other agreement made in favor of Lender, it being understood that promissory notes dated April 1, 2014, July 21, 2014, September 19, 2014, October 4, 2016 and March 31, 2017 payable to Lone Star Value Investors, LP (“LSVI”) or Lone Star Value Co-Invest I, LP (“LSV Co-Invest I”) which were subject to Subordination Agreements dated February 23, 2016, as amended, have been exchanged for shares of 10.00% Series B Cumulative Preferred Stock (“Series B Stock”) of ATRM Holdings, Inc. (“ATRM”) pursuant to an Exchange Agreement dated as of September 29, 2017, by and among ATRM, LSVI and LSV Co-Invest I and the related Statement of Designation of the Series B Stock (together, the “Exchange Documents”) providing holders of Series B Stock with the right to receive dividends upon declaration by ATRM’s board of directors, which declaration and payment by ATRM are restricted and prohibited except as hereby provided; (ii) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of any Credit Party’s Stock, except dividends paid in kind by the issuance of additional Series B Stock

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pursuant to the Exchange Documents; (iii) the exercise or the permission to exercise of any right of redemption, conversion or exchange of any property or assets on or with respect to any Credit Party’s Stock; (iv) any payment on account of the purchase, redemption, defeasance or other retirement of any Credit Party’s Stock or Indebtedness or any other payment or distribution made in respect of any thereof, either directly or indirectly, other than payment of Indebtedness to trade creditors incurred in the ordinary course of business consistent with past practice as disclosed to Lender in writing; or (v) any payment, loan, contribution, or other transfer of funds or other property by the Borrower to or for the benefit of Guarantor, any Stockholder, any Affiliate of any Credit Party, or to any other Person, or for any expenses, fees or other obligations thereof, which is not expressly and specifically permitted in this Agreement; provided, that (x) no payment to Lender shall constitute a Restricted Payment and (y) no payment, loan, contribution or transfer of funds or other property from ATRM to Borrower shall constitute a Restricted Payment so long as governed by and subject to a Subordination Agreement executed by ATRM effective June 30, 2017, as may be amended in writing by the parties.

(ii)	The address of the Borrower and Guarantor herein amend those on Schedule V.

4.    Borrower and Guarantor acknowledge the Events of Default, Lender’s waivers thereof, and Lender’s reservation of rights set forth in the letter agreement dated August 29, 2017, which remain in full force and effect. Lender hereby consents to the Exchange pursuant to the terms of the Exchange Documents subject to the Restricted Payment provisions set forth in this Amendment.

5.    Capitalized terms used in this Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.

6.    The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Amendment.

7.    This Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Amendment is not assignable by Borrower or Guarantor without the prior written consent of Lender.

8.    To the extent that any provision of this Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering

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any other provision of this Amendment invalid or unenforceable. This Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

9.    This Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Amendment is deemed to be part of and integrated into the Credit Documents.

10.    THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

11.    The parties to this Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Amendment, the enforceability and interpretation of the terms contained in this Amendment and the consummation of the transactions and matters covered by this Amendment.

12.    Borrower agrees to pay all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof.

13.    This Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

14.    THE BORROWER, FOR ITSELF, ITS SUBSIDIARIES (IF ANY) AND THE GUARANTOR AND LENDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AMENDMENT OR THE DEBT AS AN INDUCEMENT TO THE EXECUTION OF THIS AMENDMENT.

[Remainder of Page Left Intentionally Blank – Signature Pages Follow]

IN WITNESS WHEREOF, the parties have signed this Amendment.

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Witness:                        KBS BUILDERS, INC.

/s/ Stephen A. Clark                    By:/s/ Daniel M. Koch
Print Name    Stephen A. Clark                Daniel M. Koch
                                President

Witness:                        ATRM HOLDINGS, INC.

/s/ Stephen A. Clark                    By:/s/ Daniel M. Koch
Print Name    Stephen A. Clark                Daniel M. Koch
                                President

[Signature Page to Fifth Agreement of Amendment to Loan and Security Agreement
– continued on following page]

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(signatures continued from previous page)

GERBER FINANCE INC.

By:
Jennifer Palmer
President

[Signature Page to Fifth Agreement of Amendment to Loan and Security Agreement]

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